UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                         Date of Report: October 6, 2006

                               CTD HOLDINGS, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

   Florida                    0-24930                        59-3029743
--------------------------------------------------------------------------------
(State or other         Commission File No.      IRS Employer Identification No.
jurisdiction of
incorporation)


               27317 NW 78th Avenue, High Springs, Florida, 32643
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 386-454-0887

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

On September 19, 2006, C.E. "Rick" Strattan demanded the transfer to him of the Registrant's sole share of Series A Preferred Stock in exchange for 100,000 common shares of Eline Entertainment Group, Inc. pursuant to paragraph 11(a) of the Addendum to Share Exchange Agreement dated September 16, 2005. On September 21, 2006, Bruce Brashear, Esq. sent a stock power to Eline Entertainment Group, Inc. to authorize the transfer of the share of Series A Preferred Stock on the Registrant's transfer records. The share of Series A Preferred Stock is in the possession of the Registrant. Neither Mr. Strattan nor the Registrant has received a response from Eline Entertainment Group, Inc.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

        (10)  Material Contracts

              (10.1)  Addendum to Share Exchange Agreement
                      with Eline Entertainment Group, ..................*

*Filed as Exhibit to Form 8-K filed September 22, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 6, 2006           CTD HOLDINGS, INC.
                                 Registrant

                                 /s/ C.E. Rick Strattan
                                 --------------------------------------
                                 C.E. RICK STRATTAN, President, Chief
                                 Executive Officer, and Chief Financial Officer